Financial risk management	12 Months Ended
Dec. 31, 2017
Financial Risk Management [Abstract]
Disclosure of financial risk management [text block]

5 Financial risk management

General information relevant to financial risks

Statoil's business activities naturally expose Statoil to financial risk. Statoil's approach to risk management includes assessing and managing risk in all activities using a holistic risk approach. Statoil takes into account correlations between the most important market risks and the natural hedges inherent in Statoil's portfolio. This approach allows Statoil to reduce the number of risk management transactions and avoid sub-optimisation.

An important element in risk management is the use of centralised trading mandates. Mandates in the trading organisations within crude oil, refined products, natural gas and electricity are relatively small compared to the total market risk of Statoil. All major strategic transactions are required to be coordinated through Statoil’s corporate risk committee.

The corporate risk committee, which is headed by the chief financial officer and includes representatives from the principal business segments, is responsible for defining, developing and reviewing Statoil's risk policies. The chief financial officer, assisted by the committee, is also responsible for overseeing and developing Statoil's Enterprise Risk Management and proposing appropriate measures to adjust risk at the corporate level.

Financial risks

Statoil's activities expose Statoil to the following financial risks:

  Market risk (including commodity price risk, currency risk and interest rate risk)
  Liquidity risk
  Credit risk

Market risk

Statoil operates in the worldwide crude oil, refined products, natural gas, and electricity markets and is exposed to market risks including fluctuations in hydrocarbon prices, foreign currency rates, interest rates, and electricity prices that can affect the revenues and costs of operating, investing and financing. These risks are managed primarily on a short-term basis with a focus on achieving the highest risk-adjusted returns for Statoil within the given mandate. Long-term exposures are managed at the corporate level, while short-term exposures are managed according to trading strategies and mandates.

For more information on sensitivity analysis of market risk see note 25 Financial instruments: fair value measurement and sensitivity analysis of market risk.

Commodity price risk

Statoil’s most important long-term commodity risk (oil and natural gas) is related to future market prices as Statoil´s risk policy is to be exposed to both upside and downside price movements. To manage short-term commodity risk, Statoil enters into commodity- based derivative contracts, including futures, options, over-the-counter (OTC) forward contracts, market swaps and contracts for differences related to crude oil, petroleum products, natural gas and electricity. Statoil’s bilateral gas sales portfolio is exposed to various price indices and uses derivatives to manage the net gas sales exposure towards a diversified combination of long and short dated gas price markers.

The term of crude oil and refined oil products derivatives are usually less than one year, and they are traded mainly on the Inter Continental Exchange (ICE) in London, the New York Mercantile Exchange (NYMEX), the OTC Brent market, and crude and refined products swap markets. The term of natural gas and electricity derivatives is usually three years or less, and they are mainly OTC physical forwards and options, NASDAQ OMX Oslo forwards and futures traded on the NYMEX and ICE.

Currency risk

Statoil's cash flows from operating activities deriving from oil and gas sales, operating expenses and capital expenditures are mainly in USD, but taxes,

dividends to shareholders on the Oslo Børs and a share of our operating expenses and capital expenditures are in NOK. Accordingly, Statoil's currency management is primarily linked to mitigate currency risk related to payments in NOK. This means that Statoil regularly purchases NOK, primarily spot, but also on a forward basis using conventional derivative instruments.

Interest rate risk

Bonds are normally issued at fixed rates in a variety of local currencies (among others USD, EUR and GBP). Bonds are normally converted to floating USD bonds by using interest rate and currency swaps. Statoil manages its interest rates exposure on its bond debt based on risk and reward considerations from an enterprise risk management perspective. This means that the fixed/floating mix on interest rate exposure may vary from time to time. For more detailed information about Statoil's long-term debt portfolio see note 18 Finance debt.

Liquidity risk

Liquidity risk is the risk that Statoil will not be able to meet obligations of financial liabilities when they become due. The purpose of liquidity management is to ensure that Statoil has sufficient funds available at all times to cover its financial obligations.

The main cash outflows are the quarterly dividend payments and Norwegian petroleum tax payments paid six times per year. If the cash flow forecasts indicate that the liquid assets will fall below target levels, new long-term funding will be considered.

Short-term funding needs will normally be covered by the USD 5.0 billion US Commercial papers programme (CP) which is backed by a revolving credit facility of USD 5.0 billion, supported by 21 core banks, maturing in 2022. The facility supports secure access to funding, supported by the best available short-term rating. As at 31 December 2017 it has not been drawn.

Statoil raises debt in all major capital markets (USA, Europe and Asia) for long-term funding purposes. The policy is to have a smooth maturity profile with repayments not exceeding 5% of capital employed in any year for the nearest five years. Statoil's non-current financial liabilities have a weighted average maturity of approximately nine years.

For more information about Statoil's non-current financial liabilities see note 18 Finance debt.

The table below shows a maturity profile, based on undiscounted contractual cash flows, for Statoil's financial liabilities.

	At 31 December
(in USD million)	2017	2016

Due within 1 year	14,668	12,756
Due between 1 and 2 years	5,331	8,506
Due between 3 and 4 years	4,810	6,023
Due between 5 and 10 years	11,913	11,045
Due after 10 years	11,498	12,905

Total specified	48,221	51,234

Credit risk

Credit risk is the risk that Statoil's customers or counterparties will cause Statoil financial loss by failing to honor their obligations. Credit risk arises from credit exposures with customer accounts receivables as well as from financial investments, derivative financial instruments and deposits with financial institutions.

Prior to entering into transactions with new counterparties, Statoil's credit policy requires all counterparties to be formally identified and assigned internal credit ratings as well as exposure limits. The internal credit ratings reflect Statoil's assessment of the counterparties' credit risk and are based on a quantitative and qualitative analysis of recent financial statements and other relevant business information including general market and industry information. All counterparties are re-assessed regularly.

Statoil uses risk mitigation tools to reduce or control credit risk both on a counterparty and portfolio level. The main tools include bank and parental guarantees, prepayments and cash collateral.

Statoil has pre-defined limits for the absolute credit risk level allowed at any given time on Statoil's portfolio as well as maximum credit exposures for individual counterparties. Statoil monitors the portfolio on a regular basis and individual exposures against limits on a daily basis. The total credit exposure portfolio of Statoil is geographically diversified among a number of counterparties within the oil and energy sector, as well as larger oil and gas consumers and financial counterparties. The majority of Statoil's credit exposure is with investment grade counterparties.

The following table contains the carrying amount of Statoil's financial receivables and derivative financial instruments split by Statoil's assessment of the counterparty's credit risk. Trade and other receivables include 2% overdue receivables for 30 days and more. The overdue receivables are mainly joint venture receivables pending the settlement of disputed working interest items payable from Statoil’s working interest partners within its US unconventional activities. Provisions have been made for expected losses. Only non-exchange traded instruments are included in derivative financial instruments.

(in USD million)	Non-current financial receivables	Trade and other receivables	Non-current derivative financial instruments	Current derivative financial instruments

At 31 December 2017
Investment grade, rated A or above	262	2,148	1,079	84
Other investment grade	214	6,135	525	71
Non-investment grade or not rated	247	278	0	5

Total financial asset	723	8,560	1,603	159

At 31 December 2016
Investment grade, rated A or above	234	1,682	754	412
Other investment grade	264	4,090	1,064	75
Non-investment grade or not rated	210	1,302	0	4

Total financial asset	707	7,074	1,819	491

For more information about Trade and other receivables, see note 15 Trade and other receivables.

At 31 December 2017, USD 704 million of cash was held as collateral to mitigate a portion of Statoil's credit exposure. At 31 December 2016, USD 571 million was held as collateral. The collateral cash is received as a security to mitigate credit exposure related to positive fair values on interest rate swaps, cross currency swaps and foreign exchange swaps. Cash is called as collateral in accordance with the master agreements with the different counterparties when the positive fair values for the different swap agreements are above an agreed threshold.

Under the terms of various master netting agreements for derivative financial instruments as of 31 December 2017, USD 706 million presented as liabilities do not meet the criteria for offsetting. At 31 December 2016, USD 817 million was not offset. The collateral received and the amounts not offset from derivative financial instrument liabilities, reduce the credit exposure in the derivative financial instruments presented in the table above as they will offset each other in a potential default situation for the counterparty. Trade and other receivables subject to similar master netting agreements USD 502 million have been offset as of 31 December 2017, and respectively USD 364 million as of 31 December 2016.